UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-4019

Exact name of registrant as specified in charter:  USAA INVESTMENT TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA INVESTMENT TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2006




ITEM 1. REPORT TO STOCKHOLDERS.
USAA GROWTH AND TAX STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2006



[LOGO OF USAA]
   USAA(R)

                                 USAA GROWTH and
                                       TAX STRATEGY Fund

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

       A n n u a l  R e p o r t

--------------------------------------------------------------------------------
       MAY 31, 2006

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered Public Accounting Firm                  13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     40

    Notes to Financial Statements                                            43

EXPENSE EXAMPLE                                                              58

ADVISORY AGREEMENTS                                                          60

DIRECTORS' AND OFFICERS' INFORMATION                                         71

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2006, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                            "

                                          IT IS A CLASSIC SCENARIO. WHEN MARKETS
[PHOTO OF CHRISTOPHER W. CLAUS]             GO UP, RISK TOLERANCE GOES UP, AND
                                           INVESTORS START TO CHASE PERFORMANCE.

                                                            "

                                                                       JUNE 2006
--------------------------------------------------------------------------------

         Remember risk? It is the flip side of the risk/reward equation. In exchange for the possibility of higher returns, you take on more risk. But during the last two to three years, many investors have forgotten this fundamental investment truth. Hungry for returns in the low-interest-rate environment, they flocked into the riskier asset classes - the emerging markets, small-cap stocks, precious metals, and commodities. Investor experience has been all about reward and very little about risk.

         In May, however, risk finally re-emerged as a consideration in investment decision-making. Rising global interest rates and the potential for a worldwide economic slowdown have led to increased market volatility, reminding investors that outsized rewards are generally paired with greater risk. As a result, the old adage that you should be paid for the risk you assume has taken on renewed meaning.

         It is a classic scenario. When markets go up, risk tolerance goes up, and investors start to chase performance. The opposite approach is often the better course. You would be wise to cultivate patience during rising markets and potentially reduce the amount of risk you take. Experienced investors know that as market returns increase, so do the chances of a correction.

         Still, when the financial markets are awash in liquidity, it is easy to forget the fundamentals. If you cannot find the returns you want in conservative equity and fixed-income investments, you are tempted to seek higher returns elsewhere. This is precisely what happened during the last couple of years.

         But in the spring, it all began to unravel as global interest rates continued to rise. In the months ahead, we may see even higher short-term rates as

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the Federal Reserve Board (the Fed) tries to combat inflation. We may also see a slowdown in the U.S. economy, and if the U.S. economy cools, the world economy is likely to follow suit.

         In this environment, money market fund yields - currently near 5% - are appealing, especially for risk-averse investors. Once the Fed pauses, bonds should become more attractive. For equity investors, the most prudent play may be a conservative stance. They might also want to consider locking in some of their gains in the emerging markets, small-cap stocks, precious metals, and commodities.

         At USAA Investment Management Company, we have already taken a more conservative position in our international and emerging markets portfolios - perhaps earlier than a crystal ball would have suggested
         - but as the market has fallen, our relative performance has been solid. Going forward, we will continue to look for investment opportunities that have the potential to add value while evaluating the risks that could affect them.

         From all of us here, thank you for your business and the opportunity to serve your investment needs.

         Sincerely,

         /S/ CHRISTOPHER W. CLAUS

         Christopher W. Claus
         President and Vice Chairman of the Board

         CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US AT (800) 531-8448 FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY, DISTRIBUTOR (USAA). READ IT CAREFULLY BEFORE INVESTING.

         AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

         Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall. o Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

[PHOTO OF CLIFFORD A. GLADSON]             [PHOTO OF LAURA L. MELDRUM]
CLIFFORD A. GLADSON, CFA                   LAURA L. MELDRUM
  USAA Investment Management Company            Northern Trust Investments, N.A.
  (Bonds and Money Market Instruments)          (Blue Chip Stocks)

[PHOTO OF CHRISTOPHER A. FRONK]
CHRISTOPHER A. FRONK CPA, CFA
  Northern Trust Investments, N.A.
  (Blue Chip Stocks)

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 For the year ended May 31, 2006, the USAA Growth and Tax Strategy Fund had a total return of 7.38%. This compares to a 7.87% return for the Lipper Balanced Funds Index, 8.63% for the S&P 500 Index, 6.14% for the Russell 1000 Growth Index, and 1.89% for the Lehman Brothers Municipal Bond Index.

                 During the period, your Fund's Board of Trustees approved proposals by USAA Investment Management Company to terminate the subadvisory agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) and enter into a new subadvisory agreement with Northern Trust Investments, N.A. (Northern Trust). This change took effect on December 1, 2005.

HOW WERE THE FUND'S ASSETS ALLOCATED BETWEEN STOCKS AND TAX-EXEMPT SECURITIES?

                 Your Fund was the first mutual fund to combine stocks and municipal bonds in a balanced fund format. Under the Internal Revenue Code, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter to pass tax-exempt income to you. As of May 31, 2006, the Fund had 48% of its net assets in stocks and 52% in tax-exempt securities.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 9 FOR BENCHMARK DEFINITIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

HOW DID THE FUND'S TAX-EXEMPT SECURITIES PERFORM?

                 In the rising-rate environment, municipal bonds outperformed the overall bond market as their yields increased only slightly. To illustrate, the yield on the Bond Buyer 40-Bond Index, an industry standard for long-term investment-grade municipal bonds, went from 4.70% on May 31, 2005, to 4.82% on May 31, 2006. In contrast, the yield on the taxable 30-year U.S. Treasury bond went from 4.32% to 5.23%. The municipal bond portion of the Fund provided a strong income stream throughout the year, and as the yield differential between lower and higher quality municipal bonds narrowed, we took the opportunity to improve the Fund's credit quality. Our view during the year was that bonds in the 25- to 30-year maturity range offered the best yields for the level of risk, and our emphasis on these bonds helped relative performance.

WHAT'S YOUR OUTLOOK FOR THE TAX-EXEMPT SECURITIES PORTION OF THE FUND?

                 Even though the Federal Reserve Board may raise the short-term federal funds rate one or two more times, we believe that we'll be in a relatively stable long-term interest-rate environment. This is based on our view that the economy is slowing and that inflation will stay under control. Therefore, we continue to find value in 25- to 30-year maturities and expect to buy when the market offers us opportunities.

HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

                 In the first half of the year, the equity portion managed by Loomis Sayles outperformed the Russell 1000 Growth Index. The switch

                 AS INTEREST RATES RISE, EXISTING BOND PRICES FALL.

                 SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

                 THE BOND BUYER 40-BOND INDEX IS REPRESENTATIVE OF YIELDS OF 40 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 to Northern Trust as subadviser was made not only for additional tax efficiency, but also to diversify the equity portion of the Fund beyond the growth style. Instead of using the Russell 1000 Growth Index as a benchmark, Northern Trust is using the S&P 500 Index, which includes both growth and value large-cap stocks.

                 The Fund took taxable capital gains of roughly $15 million as we converted from Loomis Sayles' 49 holdings in the equity portion of the Fund on December 1, 2005, to the roughly 500 necessary to implement the index style of Northern Trust. However, Northern Trust quickly began to chip away at this gain by harvesting tax losses, which totaled $2.1 million through May 31, 2006. Finding these losses proved difficult in the January through April 2006 period as stock prices rose, but it was much easier in May, when stocks sold off rather dramatically. Some specific companies that helped the Fund achieve tax losses were Du Pont (E.I.) De Nemours & Co.,
                 Intel Corp., and Texas Instruments, Inc. The Fund added after-tax value by selling shares of these companies on January 25, 2006, taking tax losses before buying them back on February 27, 2006.

                 From January 1, 2006, to May 1, 2006, the harvested losses in the equity portion of the Fund helped Northern Trust outperform the S&P 500 Index on an after-tax basis (assuming a 15% rate on long-term capital gains and 35% on short-term capital gains). Northern Trust's goal is to continue to perform in line with the S&P 500 Index and use its innovative tax management overlay to provide an after-tax return in excess of the index. Additionally, we will continue to look to chip away at the capital gains assumed in the transition between now and the October 31, 2006, tax period-end.

                 Thank you for your investment in the USAA Growth and Tax Strategy Fund, which continues to provide a choice for tax-sensitive investors using a balanced fund format.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-36.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND
                                                          (Ticker Symbol: USBLX)

OBJECTIVE
--------------------------------------------------------------------------------

                 Conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests principally in tax-exempt bonds and money market instruments and the remainder in blue chip stocks.

--------------------------------------------------------------------------------
                                               5/31/06              5/31/05
--------------------------------------------------------------------------------
Net Assets                                 $191.8 Million       $188.5 Million
Net Asset Value Per Share                      $14.40               $14.65

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 5/31/06
--------------------------------------------------------------------------------

1 YEAR                5 YEARS              10 YEARS            30-DAY SEC YIELD
7.38%                  3.52%                 5.58%                   2.27%

*CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

                 The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                         CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       LIPPER BALANCED        LEHMAN BROTHERS        USAA GROWTH AND         RUSSELL 1000
                 S&P 500 INDEX           FUNDS INDEX       MUNICIPAL BOND INDEX     TAX STRATEGY FUND        GROWTH INDEX
                 -------------         ---------------     --------------------     -----------------        -------------
05/31/96          $10,000.00              $10,000.00          $10,000.00               $10,000.00             $10,000.00
06/30/96           10,038.13               10,032.97           10,108.99                10,071.40              10,013.58
07/31/96            9,594.89                9,774.78           10,200.45                 9,936.11               9,426.89
08/31/96            9,797.58                9,929.13           10,198.16                10,031.51               9,670.20
09/30/96           10,348.52               10,297.42           10,340.68                10,303.03              10,374.37
10/31/96           10,633.83               10,515.29           10,457.55                10,451.16              10,436.88
11/30/96           11,436.91               11,005.35           10,649.10                10,799.29              11,220.50
12/31/96           11,210.35               10,873.54           10,604.14                10,697.58              11,000.82
01/31/97           11,910.34               11,209.79           10,624.21                10,914.38              11,772.39
02/28/97           12,003.85               11,251.39           10,721.76                10,996.61              11,692.68
03/31/97           11,511.55               10,924.38           10,578.73                10,749.17              11,059.92
04/30/97           12,198.17               11,252.79           10,667.40                10,967.92              11,794.34
05/31/97           12,943.93               11,713.59           10,827.96                11,420.52              12,645.48
06/30/97           13,519.37               12,101.88           10,943.30                11,654.36              13,151.57
07/31/97           14,594.82               12,791.20           11,246.38                12,099.10              14,314.72
08/31/97           13,777.80               12,385.73           11,140.95                11,825.89              13,476.88
09/30/97           14,531.94               12,879.42           11,273.06                12,169.78              14,140.06
10/31/97           14,047.16               12,644.91           11,345.72                12,130.44              13,617.43
11/30/97           14,696.89               12,877.18           11,412.53                12,287.78              14,195.83
12/31/97           14,949.11               13,080.62           11,578.94                12,426.37              14,354.86
01/31/98           15,114.30               13,173.57           11,698.34                12,514.51              14,784.10
02/28/98           16,203.77               13,696.59           11,701.90                12,899.07              15,896.19
03/31/98           17,032.88               14,115.40           11,712.31                13,251.48              16,529.88
04/30/98           17,207.30               14,214.27           11,659.47                13,227.27              16,758.63
05/31/98           16,911.94               14,070.56           11,843.91                13,162.70              16,283.08
06/30/98           17,598.39               14,330.03           11,890.66                13,283.88              17,280.36
07/31/98           17,412.40               14,162.15           11,920.38                13,099.43              17,165.97
08/31/98           14,896.72               12,942.07           12,104.57                12,286.36              14,589.77
09/30/98           15,851.84               13,500.67           12,255.47                12,769.69              15,710.52
10/31/98           17,139.25               14,005.75           12,255.22                13,034.69              16,973.20
11/30/98           18,177.60               14,518.40           12,298.16                13,506.72              18,264.27
12/31/98           19,224.40               15,054.02           12,329.15                13,864.48              19,911.15
01/31/99           20,028.00               15,294.75           12,475.74                14,301.49              21,080.30
02/28/99           19,405.64               14,927.11           12,421.37                14,001.58              20,117.28
03/31/99           20,181.83               15,295.57           12,438.39                14,412.18              21,176.78
04/30/99           20,963.36               15,796.58           12,469.39                14,627.67              21,203.86
05/31/99           20,468.88               15,553.00           12,397.24                14,360.46              20,552.21
06/30/99           21,601.75               15,983.01           12,218.89                14,767.58              21,991.78
07/31/99           20,930.18               15,684.09           12,263.35                14,579.73              21,292.85
08/31/99           20,826.57               15,519.52           12,165.03                14,466.91              21,640.77
09/30/99           20,256.33               15,320.68           12,170.11                14,258.38              21,186.16
10/31/99           21,537.62               15,764.28           12,038.26                14,765.42              22,786.09
11/30/99           21,975.41               15,933.90           12,166.30                14,887.81              24,015.49
12/31/99           23,267.91               16,405.37           12,075.60                15,149.83              26,513.29
01/31/00           22,099.01               15,993.24           12,023.02                14,850.53              25,270.12
02/29/00           21,681.13               15,954.71           12,162.74                15,061.80              26,505.46
03/31/00           23,800.79               16,894.11           12,428.48                16,065.04              28,402.61
04/30/00           23,084.98               16,584.51           12,355.06                15,684.02              27,051.09
05/31/00           22,611.74               16,428.46           12,290.79                15,311.86              25,688.89
06/30/00           23,168.63               16,690.68           12,616.48                15,657.62              27,635.80
07/31/00           22,806.73               16,645.19           12,792.03                15,541.64              26,483.73
08/31/00           24,222.56               17,388.17           12,989.17                16,076.94              28,881.66
09/30/00           22,944.10               17,022.24           12,921.60                15,265.51              26,149.61
10/31/00           22,846.62               17,007.18           13,062.60                15,418.25              24,912.27
11/30/00           21,046.86               16,389.83           13,161.42                14,942.05              21,240.03
12/31/00           21,150.12               16,797.19           13,486.61                15,049.41              20,567.96
01/31/01           21,900.05               17,153.68           13,620.24                15,185.16              21,988.91
02/28/01           19,904.45               16,487.83           13,663.43                14,452.14              18,255.81
03/31/01           18,644.20               15,955.38           13,785.88                13,909.24              16,269.26
04/30/01           20,091.89               16,624.98           13,636.50                14,401.76              18,326.88
05/31/01           20,226.68               16,773.05           13,783.34                14,474.73              18,057.17
06/30/01           19,734.57               16,516.05           13,875.56                14,301.79              17,638.98
07/31/01           19,540.22               16,504.10           14,081.09                14,393.70              17,198.14
08/31/01           18,318.20               16,034.41           14,313.04                13,833.03              15,791.77
09/30/01           16,839.08               15,263.86           14,265.02                13,127.11              14,215.10
10/31/01           17,160.37               15,519.32           14,434.98                13,405.23              14,960.89
11/30/01           18,476.35               16,137.20           14,313.29                13,933.65              16,398.11
12/31/01           18,638.31               16,253.58           14,177.88                13,798.80              16,367.30
01/31/02           18,366.47               16,111.02           14,423.81                13,845.51              16,078.15
02/28/02           18,012.19               16,001.55           14,597.58                13,668.00              15,410.91
03/31/02           18,689.69               16,351.42           14,311.51                13,883.34              15,943.95
04/30/02           17,557.08               15,959.03           14,591.23                13,403.95              14,642.68
05/31/02           17,428.19               15,951.58           14,679.89                13,375.75              14,288.43
06/30/02           16,187.21               15,271.07           14,835.12                12,802.86              12,966.69
07/31/02           14,925.72               14,488.38           15,025.91                12,604.00              12,253.84
08/31/02           15,023.43               14,637.02           15,206.54                12,717.64              12,290.47
09/30/02           13,392.31               13,763.14           15,539.60                12,322.74              11,015.59
10/31/02           14,569.76               14,336.84           15,281.99                12,694.71              12,026.07
11/30/02           15,426.48               14,918.46           15,218.48                12,847.32              12,679.27
12/31/02           14,520.68               14,516.33           15,539.60                12,650.54              11,803.43
01/31/03           14,141.02               14,298.88           15,500.22                12,467.48              11,517.02
02/28/03           13,928.53               14,191.65           15,716.93                12,525.29              11,464.13
03/31/03           14,063.38               14,249.56           15,726.33                12,727.03              11,677.49
04/30/03           15,221.24               15,020.69           15,830.24                13,182.95              12,540.89
05/31/03           16,022.45               15,685.04           16,200.90                13,570.97              13,166.87
06/30/03           16,227.12               15,803.97           16,132.05                13,638.49              13,348.17
07/31/03           16,513.36               15,840.60           15,567.55                13,472.64              13,680.32
08/31/03           16,834.77               16,108.02           15,683.65                13,609.22              14,020.56
09/30/03           16,656.52               16,128.46           16,144.75                13,775.07              13,870.47
10/31/03           17,598.29               16,660.57           16,063.46                14,059.80              14,649.54
11/30/03           17,752.96               16,808.08           16,230.88                14,177.62              14,802.91
12/31/03           18,683.35               17,410.32           16,365.27                14,567.69              15,314.84
01/31/04           19,026.21               17,670.30           16,459.02                14,696.08              15,627.61
02/29/04           19,290.58               17,911.13           16,706.72                14,844.23              15,726.89
03/31/04           18,999.59               17,825.69           16,648.54                14,694.34              15,435.16
04/30/04           18,701.72               17,451.07           16,254.25                14,406.22              15,255.72
05/31/04           18,957.85               17,528.12           16,195.31                14,515.51              15,540.07
06/30/04           19,326.38               17,802.17           16,254.25                14,654.21              15,734.25
07/31/04           18,686.80               17,467.03           16,468.16                14,274.36              14,844.76
08/31/04           18,761.69               17,573.28           16,798.18                14,354.33              14,771.45
09/30/04           18,964.93               17,834.35           16,887.35                14,725.57              14,911.94
10/31/04           19,254.67               18,027.21           17,032.67                15,067.33              15,144.51
11/30/04           20,033.49               18,512.80           16,892.18                15,469.39              15,665.46
12/31/04           20,714.99               18,974.93           17,098.47                15,927.67              16,279.68
01/31/05           20,210.07               18,730.49           17,258.27                15,677.44              15,736.78
02/28/05           20,635.14               18,995.48           17,200.85                15,797.11              15,904.26
03/31/05           20,270.12               18,733.95           17,092.37                15,533.39              15,614.49
04/30/05           19,885.87               18,508.83           17,361.92                15,478.70              15,317.14
05/31/05           20,518.05               18,933.25           17,484.63                16,025.65              16,058.22
06/30/05           20,547.45               19,069.31           17,593.11                16,279.13              15,999.02
07/31/05           21,311.25               19,493.06           17,513.59                16,620.11              16,780.98
08/31/05           21,116.91               19,549.44           17,690.41                16,565.11              16,564.86
09/30/05           21,287.86               19,626.95           17,571.26                16,703.38              16,641.14
10/31/05           20,932.78               19,318.78           17,464.56                16,515.45              16,479.39
11/30/05           21,723.71               19,787.79           17,548.40                16,913.41              17,190.39
12/31/05           21,731.37               19,961.11           17,699.30                17,046.82              17,136.50
01/31/06           22,306.75               20,437.60           17,747.06                17,224.88              17,437.35
02/28/06           22,367.10               20,412.03           17,866.21                17,331.72              17,409.64
03/31/06           22,645.46               20,610.79           17,743.00                17,327.69              17,666.71
04/30/06           22,949.33               20,835.52           17,736.90                17,423.29              17,642.68
05/31/06           22,289.64               20,422.40           17,815.91                17,208.19              17,044.67

                                                   [END CHART]

                     DATA FROM 5/31/96 THROUGH 5/31/06.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

         o The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The S&P 500 Index is replacing the Russell 1000 Growth Index as the Fund's comparable broad-based securities index, because the S&P 500 Index is representative of the stocks in which Northern Trust intends to invest, and thus, provides a more appropriate comparison for the Fund.

         o The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

         o The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         o The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

--------------------------------------------------------------------------------
                              TAX-EXEMPT SECURITIES
                                 TOP 5 HOLDINGS
                               (% OF NET ASSETS)
--------------------------------------------------------------------------------

Wisconsin - Univ. of Wisconsin Hospitals and Clinics Auth. RB, Series 2000              3.4%
Texas - Lewisville RB, Series 1998B                                                     3.3%
Connecticut - Mashantucket (Western) Pequot Tribe RB, Series 1997B                      3.2%
Texas - Northwest ISD GO                                                                3.0%
Georgia - Atlanta Airport RB, Series 2000A                                              2.5%

------------------------------------------------------
                 TOP 10 EQUITY INDUSTRIES
                    (% of Net Assets)
------------------------------------------------------

Escrowed Bonds                                   15.1%
Hospital                                          9.3%
Water/Sewer Utility                               4.6%
General Obligation Bonds                          3.9%
Education                                         3.7%
Casinos & Gaming                                  3.3%
Real Estate Tax/Fee Bonds                         3.3%
Integrated Oil & Gas                              3.1%
Pharmaceuticals                                   3.0%
Other Diversified Financial Services              2.7%

           YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-36.

 . . . C O N T I N U E D
========================--------------------------------------------------------

------------------------------------------------------
                  TOP 5 EQUITY HOLDINGS
                    (% of Net Assets)
------------------------------------------------------

Exxon Mobil Corp.                                1.6%
General Electric Co.                             1.6%
Citigroup, Inc.                                  1.1%
Bank of America Corp.                            0.9%
Pfizer, Inc.                                     0.8%

                  ASSET ALLOCATION
                      5/31/06

           [PIE CHART OF ASSET ALLOCATION]

Tax-Exempt Bonds                                50.3%
Blue Chip Stocks                                48.0%
Tax-Exempt Money Market Instruments              1.3%

                     [END CHART]

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

12

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA GROWTH AND TAX STRATEGY FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2006, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2007.

         For the year ended May 31, 2006, the Fund distributed long-term realized capital gains of $0.689847 per share.

         Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $722,000.

         100% of taxable ordinary income distributions qualify for dividends-received deductions eligible to corporations.

         The Fund has designated a portion of the amount paid to redeeming shareholders, in the amount of $823,000, as a long-term capital gain distribution for tax purposes.

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Growth and Tax Strategy Fund (a portfolio of USAA Investment Trust) (the "Fund"), including the portfolio of investments, as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period presented through May 31, 2002, were audited by other auditors whose report, dated July 5, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 14, 2006

14

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==================--------------------------------------------------------------
                   of INVESTMENTS

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                          MARKET
   AMOUNT                                                                  COUPON                                   VALUE
    (000)    SECURITY                                                        RATE                 MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT SECURITIES (51.6%)

             TAX-EXEMPT BONDS (50.3%)

             ARIZONA (1.2%)
   $2,250    Univ. Medical Center Corp. Hospital RB,
               Series 2005                                                   5.00%               7/01/2035       $  2,233

             ARKANSAS (1.4%)
    2,500    Conway Health Facilities Board Hospital RB,
               Series 1999A                                                  6.40                8/01/2029          2,653

             CALIFORNIA (1.1%)
    1,000    Public Works Board RB (MLO), Series 2004F                       5.00               11/01/2029          1,021
    4,435    West Contra Costa USD GO, Series D (INS)                        5.05(a)             8/01/2034          1,093

             COLORADO (0.3%)
      500    Univ. of Colorado Hospital Auth. RB, Series 2006A               5.00               11/15/2037            499

             CONNECTICUT (3.2%)
    6,000    Mashantucket (Western) Pequot Tribe RB,
               Series 1997B(b)                                               5.75                9/01/2027          6,132

             GEORGIA (2.5%)
    4,500    Atlanta Airport RB, Series 2000A (INS)(PRE)(f)                  5.60                1/01/2030          4,831

             HAWAII (0.6%)
    1,000    State GO, Series 2003DA (INS)                                   5.25                9/01/2019          1,070

             INDIANA (0.8%)
    1,000    Health and Educational Facility Auth. RB,
               Series 2006A                                                  5.00                2/15/2039          1,004
      550    Health and Educational Facility Auth. RB,
               Series 2006A(e)                                               5.25                2/15/2036            565

             LOUISIANA (0.7%)
    1,225    Local Government Environmental Facilities
               and Community Development Auth. RB,
               Series 2000 (INS)                                             6.55                9/01/2025          1,363

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                          MARKET
   AMOUNT                                                                  COUPON                                   VALUE
    (000)    SECURITY                                                        RATE                 MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
             MAINE (1.7%)
   $3,000    Health and Higher Educational Facilities Auth. RB,
               Series 2000C (INS)                                            5.75%               7/01/2030       $  3,232

             MASSACHUSETTS (1.2%)
    2,455    Water Pollution Abatement Trust RB,
               Series 11                                                     4.50                8/01/2035          2,379

             MICHIGAN (6.0%)
    4,000    Detroit Sewage Disposal RB,
               Series 1999A (INS)(PRE)(f)                                    5.75                7/01/2026          4,307
    4,000    Hospital Finance Auth. RB, Series 1996                          6.25               10/01/2027          4,054
    3,000    Hospital Finance Auth. RB, Series 2005 (INS)                    5.00               11/15/2026          3,096

             MISSOURI (0.8%)
    1,500    Health and Educational Facility Auth. RB,
               Series 2005A                                                  5.38                2/01/2035          1,531

             MONTANA (0.5%)
    1,000    Facility Finance Auth. RB,
               Series 2002 (Providence Services) (INS)                       4.75               12/01/2021          1,014

             NEW JERSEY (0.5%)
    1,000    Middlesex County Improvement Auth. RB,
               Series 2004A                                                  5.00                8/15/2023          1,017

             NEW MEXICO (0.5%)
    1,000    Farmington PCRB, Series 2003B                                   4.88                4/01/2033            988

             NEW YORK (7.8%)
    1,000    Dormitory Auth. RB, Mortgage Hospital
               Special Surgery (INS)                                         4.50                8/15/2025            990
    4,000    Metropolitan Transportation Auth. RB,
               Series 2000A (PRE)                                            6.00                4/01/2030          4,329
    3,000    Metropolitan Transportation Auth. RB, Series F                  5.00               11/15/2030          3,063
    2,395    New York City GO, Series 2000A (PRE)                            6.00                5/15/2020          2,619
      295    New York City GO, Series 2000A                                  6.00                5/15/2020            319
    1,500    New York City Housing Development Corp. RB,
               Series 2005A (Capital Funding Project) (INS)                  5.00                7/01/2025          1,554

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                          MARKET
   AMOUNT                                                                  COUPON                                   VALUE
    (000)    SECURITY                                                        RATE                 MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
  $ 1,000    New York City IDA Civic Facility RB,
               Series 2005B-2 (Ethical Culture School) (INS)                 4.50%               6/01/2035       $    975
    1,000    State Environmental Facilities Corp. RB,
               Series 2004E                                                  5.00                6/15/2025          1,043

             NORTH CAROLINA (0.8%)
    1,500    Charlotte-Mecklenberg Hospital Auth. RB,
               Series A                                                      4.88                1/15/2032          1,501

             OHIO (1.9%)
    1,000    Municipal Electric Generation Agency RB,
               Joint Venture 5 (INS)                                         5.00                2/15/2023          1,036
    2,470    State Univ. General Receipt Bonds,
               Series 2003B                                                  5.25                6/01/2017          2,639

             RHODE ISLAND (0.1%)
      205    Housing and Mortgage Finance Corp. SFH RB,
               Series 15-A                                                   6.85               10/01/2024            205

             TEXAS (11.7%)
    4,000    Houston Utility Systems RB, Series 2004A (INS)                  5.13                5/15/2028          4,149
    5,675    Lewisville RB, Series 1998B (INS)                               5.80                9/01/2025          6,288
   27,940    Northwest ISD GO (NBGA)(PRE)                                    6.38(a)             8/15/2032          5,708
    2,330    Northwest ISD GO (NBGA)                                         6.38(a)             8/15/2032            468
    2,000    Pflugerville GO, Series 2003A (INS)                             5.00                8/01/2028          2,050
    3,420    San Antonio Water System RB,
                Series 2002A (INS)                                           5.50                5/15/2018          3,687

             WASHINGTON (1.3%)
    1,500    Economic Development Finance Auth.
               RB (MLO) (INS)                                                5.00                6/01/2038          1,531
    1,000    Vancouver Downtown Redevelopment Auth. RB,
               Series 2003A (INS)                                            5.00                1/01/2023          1,003

             WISCONSIN (3.7%)
      500    Muskego Norway School District GO (INS)(PRE)                    5.00                4/01/2022            530
    6,030    Univ. of Wisconsin Hospitals and Clinics Auth. RB,
               Series 2000 (INS)(PRE)                                        6.13                4/01/2021          6,588
                                                                                                                 --------
               Total tax-exempt bonds (cost: $91,182)                                                              96,357
                                                                                                                 --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

PRINCIPAL                                                                                                          MARKET
   AMOUNT                                                                  COUPON                                   VALUE
    (000)    SECURITY                                                        RATE                 MATURITY          (000)
-------------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MONEY MARKET INSTRUMENTS (1.3%)

             VARIABLE-RATE DEMAND NOTES (1.2%)(c)
             ------------------------------------
             COLORADO (0.2%)
  $   400    Educational and Cultural Facilities Auth. RB,
               Series 2005 (Concordia Univ. Irvine Project)
               (LOC - U.S. Bank, N.A.)                                       3.58%              12/01/2035       $    400

             FLORIDA (0.2%)
      300    Jacksonville Health Facilities Hospital RB,
               Series 2003A (LOC - Bank of America, N.A.)                    3.59                8/15/2033            300

             NEW YORK (0.6%)
    1,200    Dormitory Auth. RB, Series 1993 (Oxford Univ.
               Press) (LOC - Landesbank Hessen-Thuringen)                    3.55                7/01/2023          1,200

             TEXAS (0.2%)
      400    Austin Higher Education Auth., Inc. RB,
               Series 2000 (Concordia Univ. at Austin
               Project) (LOC - Wachovia Bank, N.A.)                          3.55                4/01/2025            400

             VIRGINIA (0.0%)(g)
      100    Richmond IDA RB,
               Series 2001 (LOC - SunTrust Bank)                             3.58               12/01/2031            100
                                                                                                                 --------
                                                                                                                    2,400
                                                                                                                 --------

   NUMBER
OF SHARES
---------
             MONEY MARKET FUNDS (0.1%)
             -------------------------
  128,417    SSGA TAX FREE MONEY MARKET FUND, 2.93%(d)                                                                128
                                                                                                                 --------
             Total tax-exempt money market instruments (cost: $2,528)                                               2,528
                                                                                                                 --------
             Total tax-exempt securities (cost: $93,710)                                                           98,885
                                                                                                                 --------

             BLUE CHIP STOCKS (48.0%)

             ADVERTISING (0.1%)
    4,335    Interpublic Group of Companies, Inc.*                                                                     42
    1,790    Omnicom Group, Inc.                                                                                      170
                                                                                                                 --------
                                                                                                                      212
                                                                                                                 --------

18

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             AEROSPACE & DEFENSE (1.3%)
    6,590    Boeing Co.                                                                                          $    549
    3,860    General Dynamics Corp.                                                                                   246
    1,100    Goodrich Corp.                                                                                            47
    7,480    Honeywell International, Inc.                                                                            308
      700    L-3 Communications Holdings, Inc.                                                                         51
    3,100    Lockheed Martin Corp.                                                                                    225
    3,100    Northrop Grumman Corp.                                                                                   200
    4,075    Raytheon Co.                                                                                             187
    1,500    Rockwell Collins, Inc.                                                                                    82
    8,900    United Technologies Corp.                                                                                556
                                                                                                                 --------
                                                                                                                    2,451
                                                                                                                 --------
             AGRICULTURAL PRODUCTS (0.1%)
    5,800    Archer-Daniels-Midland Co.                                                                               241
                                                                                                                 --------
             AIR FREIGHT & LOGISTICS (0.5%)
    2,625    FedEx Corp.                                                                                              287
    8,830    United Parcel Service, Inc. "B"                                                                          711
                                                                                                                 --------
                                                                                                                      998
                                                                                                                 --------
             AIRLINES (0.0%)(g)
    4,500    Southwest Airlines Co.                                                                                    72
                                                                                                                 --------
             ALUMINUM (0.1%)
    7,850    Alcoa, Inc.                                                                                              249
                                                                                                                 --------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    3,360    Coach, Inc.*                                                                                              98
    1,100    Liz Claiborne, Inc.                                                                                       43
      880    VF Corp.                                                                                                  55
                                                                                                                 --------
                                                                                                                      196
                                                                                                                 --------
             APPAREL RETAIL (0.2%)
    5,730    Gap, Inc.                                                                                                104
    3,480    Limited Brands, Inc.                                                                                      95
    4,600    TJX Companies, Inc.                                                                                      109
                                                                                                                 --------
                                                                                                                      308
                                                                                                                 --------
             APPLICATION SOFTWARE (0.2%)
    5,990    Adobe Systems, Inc.*                                                                                     171
    2,060    Autodesk, Inc.*                                                                                           75
    1,625    Citrix Systems, Inc.*                                                                                     61

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
    3,820    Compuware Corp.*                                                                                    $     28
    1,770    Intuit, Inc.*                                                                                             98
    1,110    Parametric Technology Corp.*                                                                              15
                                                                                                                 --------
                                                                                                                      448
                                                                                                                 --------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    1,525    Ameriprise Financial, Inc.                                                                                70
    6,700    Bank of New York Co., Inc.                                                                               223
    3,100    Franklin Resources, Inc.                                                                                 279
      100    Janus Capital Group, Inc.                                                                                  2
      380    Legg Mason, Inc.                                                                                          36
    3,725    Mellon Financial Corp.                                                                                   135
      100    Northern Trust Corp.(h)                                                                                    5
    2,125    State Street Corp.                                                                                       132
      150    T. Rowe Price Group, Inc.                                                                                 12
                                                                                                                 --------
                                                                                                                      894
                                                                                                                 --------
             AUTO PARTS & EQUIPMENT (0.1%)
    1,380    Johnson Controls, Inc.                                                                                   118
                                                                                                                 --------
             AUTOMOBILE MANUFACTURERS (0.1%)
    5,650    General Motors Corp.                                                                                     152
                                                                                                                 --------
             AUTOMOTIVE RETAIL (0.1%)
    1,660    AutoNation, Inc.*                                                                                         36
      660    AutoZone, Inc.*                                                                                           60
                                                                                                                 --------
                                                                                                                       96
                                                                                                                 --------
             BIOTECHNOLOGY (0.7%)
   10,750    Amgen, Inc.*                                                                                             727
    3,435    Biogen Idec, Inc.*                                                                                       160
    2,590    Genzyme Corp.*                                                                                           154
    3,700    Gilead Sciences, Inc.*                                                                                   212
                                                                                                                 --------
                                                                                                                    1,253
                                                                                                                 --------
             BREWERS (0.2%)
    7,750    Anheuser-Busch Companies, Inc.                                                                           354
      570    Molson Coors Brewing Co. "B"                                                                              37
                                                                                                                 --------
                                                                                                                      391
                                                                                                                 --------
             BROADCASTING & CABLE TV (0.5%)
    5,510    CBS Corp. "B"                                                                                            143
    4,700    Clear Channel Communications, Inc.                                                                       145

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
   19,985    Comcast Corp. "A"*                                                                                  $    642
      850    EW Scripps Co. "A"                                                                                        39
    2,230    Univision Communications, Inc. "A"*                                                                       80
                                                                                                                 --------
                                                                                                                    1,049
                                                                                                                 --------
             BUILDING PRODUCTS (0.1%)
    1,780    American Standard Companies, Inc.                                                                         76
    4,275    Masco Corp.                                                                                              132
                                                                                                                 --------
                                                                                                                      208
                                                                                                                 --------
             CASINOS & GAMING (0.1%)
    1,300    Harrah's Entertainment, Inc.                                                                              99
    3,000    International Game Technology, Inc.                                                                      112
                                                                                                                 --------
                                                                                                                      211
                                                                                                                 --------
             COMMERCIAL PRINTING (0.0%)(g)
    1,600    R.R. Donnelley & Sons Co.                                                                                 52
                                                                                                                 --------
             COMMUNICATIONS EQUIPMENT (1.4%)
      905    ADC Telecommunications, Inc.*                                                                             16
    3,100    Avaya, Inc.*                                                                                              37
    1,100    CIENA Corp.*                                                                                               5
   53,865    Cisco Systems, Inc.*                                                                                   1,060
    2,020    Comverse Technology, Inc.*                                                                                45
   13,300    Corning, Inc.*                                                                                           322
   13,600    JDS Uniphase Corp.*                                                                                       41
   19,890    Lucent Technologies, Inc.*                                                                                51
   23,500    Motorola, Inc.                                                                                           496
   13,000    QUALCOMM, Inc.                                                                                           588
    4,000    Tellabs, Inc.*                                                                                            57
                                                                                                                 --------
                                                                                                                    2,718
                                                                                                                 --------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
    3,640    Best Buy Co., Inc.                                                                                       193
    1,400    Circuit City Stores, Inc.                                                                                 42
                                                                                                                 --------
                                                                                                                      235
                                                                                                                 --------
             COMPUTER HARDWARE (1.2%)
    7,040    Apple Computer, Inc.*                                                                                    421
    4,330    Dell, Inc.*                                                                                              110
    2,300    Gateway 2000, Inc.*                                                                                        4
   23,990    Hewlett-Packard Co.                                                                                      777
    8,900    International Business Machines Corp.                                                                    711

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
    1,815    NCR Corp.*                                                                                          $     71
   30,710    Sun Microsystems, Inc.*                                                                                  143
                                                                                                                 --------
                                                                                                                    2,237
                                                                                                                 --------
             COMPUTER STORAGE & PERIPHERALS (0.3%)
   23,730    EMC Corp.*                                                                                               304
    1,080    Lexmark International, Inc. "A"*                                                                          62
    3,440    Network Appliance, Inc.*                                                                                 110
    1,610    QLogic Corp.*                                                                                             29
    1,470    SanDisk Corp.*                                                                                            82
                                                                                                                 --------
                                                                                                                      587
                                                                                                                 --------
             CONSTRUCTION & ENGINEERING (0.0%)(g)
      625    Fluor Corp.                                                                                               55
                                                                                                                 --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
    5,175    Caterpillar, Inc.                                                                                        378
      425    Cummins, Inc.                                                                                             47
    2,150    Deere & Co.                                                                                              184
      620    Navistar International Corp., Inc.*                                                                       16
    1,690    PACCAR, Inc.                                                                                             130
                                                                                                                 --------
                                                                                                                      755
                                                                                                                 --------
             CONSTRUCTION MATERIALS (0.0%)(g)
      900    Vulcan Materials Co.                                                                                      70
                                                                                                                 --------
             CONSUMER FINANCE (0.5%)
   10,660    American Express Co.                                                                                     579
    3,010    Capital One Financial Corp.                                                                              249
    2,800    SLM Corp.                                                                                                151
                                                                                                                 --------
                                                                                                                      979
                                                                                                                 --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
    1,170    Affiliated Computer Services, Inc. "A"*                                                                   58
    1,860    Computer Sciences Corp.*                                                                                 105
    1,400    Convergys Corp.*                                                                                          26
    4,575    Electronic Data Systems Corp.                                                                            112
    7,655    First Data Corp.                                                                                         353
    1,840    Fiserv, Inc.*                                                                                             79
    4,400    Paychex, Inc.                                                                                            162
    1,320    SABRE Holdings Corp. "A"                                                                                  28
                                                                                                                 --------
                                                                                                                      923
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (0.4%)
      700    Dillard's, Inc. "A"                                                                                 $     19
    2,715    Federated Department Stores, Inc.                                                                        198
    2,315    J.C. Penney Co., Inc.                                                                                    140
    3,440    Kohls Corp.*                                                                                             185
    2,020    Nordstrom, Inc.                                                                                           74
      500    Sears Holdings Corp.*                                                                                     76
                                                                                                                 --------
                                                                                                                      692
                                                                                                                 --------
             DISTILLERS & VINTNERS (0.0%)(g)
      200    Brown-Forman Corp. "B"                                                                                    15
    1,200    Constellation Brands, Inc. "A"*                                                                           30
                                                                                                                 --------
                                                                                                                       45
                                                                                                                 --------
             DISTRIBUTORS (0.0%)(g)
      250    Genuine Parts Co.                                                                                         11
                                                                                                                 --------
             DIVERSIFIED BANKS (1.1%)
   14,390    U.S. Bancorp                                                                                             444
   12,425    Wachovia Corp.                                                                                           665
   14,600    Wells Fargo & Co.                                                                                        969
                                                                                                                 --------
                                                                                                                    2,078
                                                                                                                 --------
             DIVERSIFIED CHEMICALS (0.5%)
      800    Ashland, Inc.                                                                                             50
    8,465    Dow Chemical Co.                                                                                         337
    9,185    Du Pont (E.I.) De Nemours & Co.                                                                          391
      820    Eastman Chemical Co.                                                                                      46
    1,200    Engelhard Corp.                                                                                           47
    1,300    Hercules, Inc.*                                                                                           20
    1,500    PPG Industries, Inc.                                                                                      97
                                                                                                                 --------
                                                                                                                      988
                                                                                                                 --------
             DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES (0.1%)
   10,070    Cendant Corp.                                                                                            163
      325    Cintas Corp.                                                                                              14
    1,040    Equifax, Inc.                                                                                             37
                                                                                                                 --------
                                                                                                                      214
                                                                                                                 --------
             DIVERSIFIED METALS & MINING (0.1%)
    1,250    Phelps Dodge Corp.                                                                                       107
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED REITS (0.1%)
    1,050    Vornado Realty Trust                                                                                $     94
                                                                                                                 --------
             DRUG RETAIL (0.3%)
    8,160    CVS Corp.                                                                                                228
   10,110    Walgreen Co.                                                                                             410
                                                                                                                 --------
                                                                                                                      638
                                                                                                                 --------
             EDUCATIONAL SERVICES (0.0%)(g)
    1,440    Apollo Group, Inc. "A"*                                                                                   75
                                                                                                                 --------
             ELECTRIC UTILITIES (0.6%)
      900    Allegheny Energy, Inc.*                                                                                   33
    3,930    American Electric Power Co., Inc.                                                                        135
    2,600    Edison International                                                                                     102
    2,080    Entergy Corp.                                                                                            146
    6,665    Exelon Corp.                                                                                             377
    3,295    FirstEnergy Corp.                                                                                        173
      100    FPL Group, Inc.                                                                                            4
    1,040    PPL Corp.                                                                                                 31
    5,930    Southern Co.                                                                                             189
                                                                                                                 --------
                                                                                                                    1,190
                                                                                                                 --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
      825    Cooper Industries Ltd. "A"                                                                                73
    3,750    Emerson Electric Co.                                                                                     309
    1,575    Rockwell Automation, Inc.                                                                                108
                                                                                                                 --------
                                                                                                                      490
                                                                                                                 --------
             ELECTRONIC EQUIPMENT MANUFACTURERS (0.1%)
    2,900    Agilent Technologies, Inc.*                                                                              101
    2,530    Symbol Technologies, Inc.                                                                                 30
      750    Tektronix, Inc.                                                                                           24
                                                                                                                 --------
                                                                                                                      155
                                                                                                                 --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    1,600    Jabil Circuit, Inc.                                                                                       56
    1,300    Molex, Inc.                                                                                               46
    5,310    Sanmina-SCI Corp.*                                                                                        25
    8,025    Solectron Corp.*                                                                                          28
                                                                                                                 --------
                                                                                                                      155
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    1,950    Allied Waste Industries, Inc.*                                                                      $     23
    4,875    Waste Management, Inc.                                                                                   179
                                                                                                                 --------
                                                                                                                      202
                                                                                                                 --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    2,100    Monsanto Co.                                                                                             177
                                                                                                                 --------
             FOOD DISTRIBUTORS (0.0%)(g)
    2,980    Sysco Corp.                                                                                               91
                                                                                                                 --------
             FOOD RETAIL (0.2%)
    3,275    Albertson's, Inc.                                                                                         84
    7,240    Kroger Co.                                                                                               145
    4,490    Safeway, Inc.                                                                                            106
    1,360    SUPERVALU, Inc.                                                                                           40
                                                                                                                 --------
                                                                                                                      375
                                                                                                                 --------
             FOREST PRODUCTS (0.1%)
      100    Louisiana-Pacific Corp.                                                                                    2
    2,150    Weyerhaeuser Co.                                                                                         138
                                                                                                                 --------
                                                                                                                      140
                                                                                                                 --------
             GAS UTILITIES (0.0%)(g)
      140    NICOR, Inc.                                                                                                6
      400    Peoples Energy Corp.                                                                                      15
                                                                                                                 --------
                                                                                                                       21
                                                                                                                 --------
             GENERAL MERCHANDISE STORES (0.3%)
    1,000    Big Lots, Inc.*                                                                                           16
    3,160    Dollar General Corp.                                                                                      51
    1,880    Family Dollar Stores, Inc.                                                                                47
    8,780    Target Corp.                                                                                             430
                                                                                                                 --------
                                                                                                                      544
                                                                                                                 --------
             GOLD (0.1%)
    1,190    Freeport-McMoRan Copper & Gold, Inc. "B"                                                                  67
    3,630    Newmont Mining Corp.                                                                                     189
                                                                                                                 --------
                                                                                                                      256
                                                                                                                 --------
             HEALTH CARE DISTRIBUTORS (0.1%)
    1,500    AmerisourceBergen Corp.                                                                                   65
    2,900    Cardinal Health, Inc.                                                                                    194
                                                                                                                 --------
                                                                                                                      259
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT (0.8%)
    2,750    Baxter International, Inc.                                                                          $    104
    2,470    Becton, Dickinson & Co.                                                                                  149
    2,475    Biomet, Inc.                                                                                              87
   10,625    Boston Scientific Corp.*                                                                                 220
    1,040    C.R. Bard, Inc.                                                                                           77
    1,610    Hospira, Inc.*                                                                                            72
   12,055    Medtronic, Inc.                                                                                          609
    3,470    St. Jude Medical, Inc.*                                                                                  118
    2,000    Stryker Corp.                                                                                             88
    1,570    Zimmer Holdings, Inc.*                                                                                    95
                                                                                                                 --------
                                                                                                                    1,619
                                                                                                                 --------
             HEALTH CARE FACILITIES (0.2%)
    4,070    HCA, Inc.                                                                                                181
    2,430    Health Management Associates, Inc. "A"                                                                    51
      790    Manor Care, Inc.                                                                                          37
    4,700    Tenet Healthcare Corp.*                                                                                   37
                                                                                                                 --------
                                                                                                                      306
                                                                                                                 --------
             HEALTH CARE SERVICES (0.3%)
    4,970    Caremark Rx, Inc.*                                                                                       238
    1,295    Laboratory Corp. of America Holdings*                                                                     77
    3,040    Medco Health Solutions, Inc.*                                                                            164
    1,660    Quest Diagnostics, Inc.                                                                                   93
                                                                                                                 --------
                                                                                                                      572
                                                                                                                 --------
             HEALTH CARE SUPPLIES (0.0%)(g)
      540    Bausch & Lomb, Inc.                                                                                       27
                                                                                                                 --------
             HEALTH CARE TECHNOLOGY (0.0%)(g)
    2,260    IMS Health, Inc.                                                                                          61
                                                                                                                 --------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
    3,030    Electronic Arts, Inc.*                                                                                   127
                                                                                                                 --------
             HOME FURNISHINGS (0.0%)(g)
    2,210    Leggett & Platt, Inc.                                                                                     56
                                                                                                                 --------
             HOME IMPROVEMENT RETAIL (0.4%)
    7,470    Home Depot, Inc.                                                                                         284
    7,480    Lowe's Companies, Inc.                                                                                   466

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
      390    Sherwin-Williams Co.                                                                                $     19
                                                                                                                 --------
                                                                                                                      769
                                                                                                                 --------
             HOMEBUILDING (0.1%)
    1,230    Centex Corp.                                                                                              59
    2,710    D.R. Horton, Inc.                                                                                         71
                                                                                                                 --------
                                                                                                                      130
                                                                                                                 --------
             HOMEFURNISHING RETAIL (0.1%)
    2,800    Bed Bath & Beyond, Inc.*                                                                                  98
                                                                                                                 --------
             HOTELS, RESORTS, & CRUISE LINES (0.3%)
    4,340    Carnival Corp.                                                                                           173
    3,155    Hilton Hotels Corp.                                                                                       87
    1,625    Marriott International, Inc. "A"                                                                         117
    1,720    Starwood Hotels and Resorts, Inc.                                                                        105
                                                                                                                 --------
                                                                                                                      482
                                                                                                                 --------
             HOUSEHOLD APPLIANCES (0.1%)
      770    Black & Decker Corp.                                                                                      67
      525    Snap-On, Inc.                                                                                             22
      720    Stanley Works                                                                                             35
      340    Whirlpool Corp.                                                                                           30
                                                                                                                 --------
                                                                                                                      154
                                                                                                                 --------
             HOUSEHOLD PRODUCTS (1.0%)
    1,550    Clorox Co.                                                                                                98
    4,870    Colgate-Palmolive Corp.                                                                                  294
    2,260    Kimberly-Clark Corp.                                                                                     137
   27,050    Procter & Gamble Co.                                                                                   1,467
                                                                                                                 --------
                                                                                                                    1,996
                                                                                                                 --------
             HOUSEWARES & SPECIALTIES (0.1%)
    1,250    Fortune Brands, Inc.                                                                                      92
    2,450    Newell Rubbermaid, Inc.                                                                                   65
                                                                                                                 --------
                                                                                                                      157
                                                                                                                 --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
    1,100    Monster Worldwide, Inc.*                                                                                  54
    1,560    Robert Half International, Inc.                                                                           64
                                                                                                                 --------
                                                                                                                      118
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             HYPERMARKETS & SUPER CENTERS (0.4%)
    4,750    Costco Wholesale Corp.                                                                              $    251
   11,530    Wal-Mart Stores, Inc.                                                                                    559
                                                                                                                 --------
                                                                                                                      810
                                                                                                                 --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
    5,200    AES Corp.*                                                                                                95
    1,200    Constellation Energy Group, Inc.                                                                          62
    1,500    Dynegy, Inc. "A"*                                                                                          8
    4,620    TXU Corp.                                                                                                265
                                                                                                                 --------
                                                                                                                      430
                                                                                                                 --------
             INDUSTRIAL CONGLOMERATES (2.1%)
    7,535    3M Co.                                                                                                   631
   86,925    General Electric Co.                                                                                   2,978
      795    Textron, Inc.                                                                                             72
    9,700    Tyco International Ltd.                                                                                  263
                                                                                                                 --------
                                                                                                                    3,944
                                                                                                                 --------
             INDUSTRIAL GASES (0.1%)
    1,975    Air Products & Chemicals, Inc.                                                                           128
    2,800    Praxair, Inc.                                                                                            148
                                                                                                                 --------
                                                                                                                      276
                                                                                                                 --------
             INDUSTRIAL MACHINERY (0.4%)
    2,365    Danaher Corp.                                                                                            152
    1,800    Dover Corp.                                                                                               88
    1,485    Eaton Corp.                                                                                              109
    4,100    Illinois Tool Works, Inc.                                                                                203
    3,270    Ingersoll-Rand Co. Ltd. "A"                                                                              143
      880    ITT Industries, Inc.                                                                                      46
    1,100    Pall Corp.                                                                                                33
    1,000    Parker-Hannifin Corp.                                                                                     78
                                                                                                                 --------
                                                                                                                      852
                                                                                                                 --------
             INDUSTRIAL REITS (0.1%)
    2,175    ProLogis                                                                                                 108
                                                                                                                 --------
             INSURANCE BROKERS (0.1%)
    2,100    Aon Corp.                                                                                                 75
    5,460    Marsh & McLennan Companies, Inc.                                                                         153
                                                                                                                 --------
                                                                                                                      228
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             INTEGRATED OIL & GAS (3.1%)
   20,190    Chevron Corp.                                                                                       $  1,207
   13,745    ConocoPhillips                                                                                           870
   50,040    Exxon Mobil Corp.                                                                                      3,048
      700    Hess Corp.                                                                                               105
    3,250    Marathon Oil Corp.                                                                                       244
    1,650    Murphy Oil Corp.                                                                                          87
    3,575    Occidental Petroleum Corp.                                                                               354
                                                                                                                 --------
                                                                                                                    5,915
                                                                                                                 --------
             INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   30,995    AT&T, Inc.                                                                                               808
   13,775    BellSouth Corp.                                                                                          465
    1,400    Centurytel, Inc.                                                                                          50
    2,900    Citizens Communications Co.                                                                               37
    1,242    Embarq Corp.*                                                                                             52
   11,400    Qwest Communications International, Inc.*                                                                 80
   25,705    Verizon Communications, Inc.                                                                             802
                                                                                                                 --------
                                                                                                                    2,294
                                                                                                                 --------
             INTERNET RETAIL (0.1%)
    3,080    Amazon.com, Inc.*                                                                                        107
                                                                                                                 --------
             INTERNET SOFTWARE & SERVICES (0.6%)
    1,620    Google, Inc. "A"*                                                                                        602
    2,440    VeriSign, Inc.*                                                                                           55
   12,600    Yahoo!, Inc.*                                                                                            398
                                                                                                                 --------
                                                                                                                    1,055
                                                                                                                 --------
             INVESTMENT BANKING & BROKERAGE (1.1%)
    1,100    Bear Stearns Companies, Inc.                                                                             147
    6,880    Charles Schwab Corp.                                                                                     115
    1,700    E*TRADE Financial Corp.*                                                                                  41
    4,000    Goldman Sachs Group, Inc.                                                                                604
    3,600    Lehman Brothers Holdings, Inc.                                                                           240
    6,300    Merrill Lynch & Co., Inc.                                                                                456
    9,680    Morgan Stanley                                                                                           577
                                                                                                                 --------
                                                                                                                    2,180
                                                                                                                 --------
             IT CONSULTING & OTHER SERVICES (0.1%)
    1,300    Cognizant Technology Solutions Corp. "A"*                                                                 77
    3,415    Unisys Corp.*                                                                                             22
                                                                                                                 --------
                                                                                                                       99
                                                                                                                 --------

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                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             LEISURE PRODUCTS (0.0%)(g)
      990    Brunswick Corp.                                                                                     $     36
    1,780    Hasbro, Inc.                                                                                              33
                                                                                                                 --------
                                                                                                                       69
                                                                                                                 --------
             LIFE & HEALTH INSURANCE (0.8%)
    3,100    AFLAC, Inc.                                                                                              145
    1,968    Lincoln National Corp.                                                                                   111
    5,400    MetLife, Inc.                                                                                            278
      700    Principal Financial Group, Inc.                                                                           38
   11,000    Prudential Financial, Inc.                                                                               838
      925    Torchmark Corp.                                                                                           54
                                                                                                                 --------
                                                                                                                    1,464
                                                                                                                 --------
             LIFE SCIENCES TOOLS & SERVICES (0.1%)
    1,780    Applera Corp. - Applied Biosystems Group                                                                  53
    1,140    Fisher Scientific International, Inc.*                                                                    85
      100    Millipore Corp.*                                                                                           7
    1,450    Thermo Electron Corp.*                                                                                    53
    1,040    Waters Corp.*                                                                                             43
                                                                                                                 --------
                                                                                                                      241
                                                                                                                 --------
             MANAGED HEALTH CARE (0.5%)
    8,000    Aetna, Inc.                                                                                              308
    1,600    Coventry Health Care, Inc.*                                                                               83
    3,210    UnitedHealth Group, Inc.                                                                                 141
    6,590    WellPoint, Inc.*                                                                                         472
                                                                                                                 --------
                                                                                                                    1,004
                                                                                                                 --------
             METAL & GLASS CONTAINERS (0.0%)(g)
    1,580    Pactiv Corp.*                                                                                             39
                                                                                                                 --------
             MOTORCYCLE MANUFACTURERS (0.0%)(g)
      110    Harley-Davidson, Inc.                                                                                      6
                                                                                                                 --------
             MOVIES & ENTERTAINMENT (1.0%)
      550    Live Nation, Inc.*                                                                                        12
   21,950    News Corp. "A"                                                                                           419
   44,985    Time Warner, Inc.                                                                                        774
    3,705    Viacom, Inc. "B"*                                                                                        140
   16,875    Walt Disney Co.                                                                                          515
                                                                                                                 --------
                                                                                                                    1,860
                                                                                                                 --------

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MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.6%)
   14,925    American International Group, Inc.                                                                  $    907
      820    Genworth Financial, Inc. "A"                                                                              28
    2,620    Hartford Financial Services Group, Inc.                                                                  230
                                                                                                                 --------
                                                                                                                    1,165
                                                                                                                 --------
             MULTI-UTILITIES (0.6%)
    3,100    CenterPoint Energy, Inc.                                                                                  37
    2,200    CMS Energy Corp.*                                                                                         28
    3,470    Dominion Resources, Inc. of Virginia                                                                     252
    1,780    DTE Energy Co.                                                                                            72
   12,384    Duke Energy Corp.                                                                                        350
    1,990    Keyspan Corp.                                                                                             80
    2,720    NiSource, Inc.                                                                                            59
    2,200    PG&E Corp.                                                                                                87
    2,340    Public Service Enterprise Group, Inc.                                                                    149
    1,400    Sempra Energy                                                                                             63
      840    Teco Energy, Inc.                                                                                         13
    2,610    Xcel Energy, Inc.                                                                                         49
                                                                                                                 --------
                                                                                                                    1,239
                                                                                                                 --------
             OFFICE ELECTRONICS (0.1%)
    9,300    Xerox Corp.*                                                                                             128
                                                                                                                 --------
             OFFICE REITS (0.0%)(g)
    2,590    Equity Office Properties Trust                                                                            87
                                                                                                                 --------
             OFFICE SERVICES & SUPPLIES (0.1%)
    1,100    Avery Dennison Corp.                                                                                      65
    2,265    Pitney Bowes, Inc.                                                                                        93
                                                                                                                 --------
                                                                                                                      158
                                                                                                                 --------
             OIL & GAS DRILLING (0.3%)
    3,160    Nabors Industries, Inc.*                                                                                 114
    1,200    Noble Corp.                                                                                               83
    1,100    Rowan Companies, Inc.                                                                                     44
    2,900    Transocean, Inc.*                                                                                        236
                                                                                                                 --------
                                                                                                                      477
                                                                                                                 --------
             OIL & GAS EQUIPMENT & SERVICES (0.7%)
    3,000    Baker Hughes, Inc.                                                                                       259
    2,730    BJ Services Co.                                                                                          100
    3,530    Halliburton Co.                                                                                          263

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                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
    1,400    National-Oilwell Varco, Inc.*                                                                       $     93
    8,400    Schlumberger Ltd.                                                                                        551
    3,000    Weatherford International Ltd.*                                                                          156
                                                                                                                 --------
                                                                                                                    1,422
                                                                                                                 --------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
    4,200    Anadarko Petroleum Corp.                                                                                 209
    2,600    Apache Corp.                                                                                             169
    2,290    Chesapeake Energy Corp.                                                                                   70
    1,050    Devon Energy Corp.                                                                                        60
    1,230    EOG Resources, Inc.                                                                                       81
      190    Hugoton Royalty Trust                                                                                      5
    1,025    Kerr-McGee Corp.                                                                                         109
    3,200    XTO Energy, Inc.                                                                                         132
                                                                                                                 --------
                                                                                                                      835
                                                                                                                 --------
             OIL & GAS REFINING & MARKETING (0.2%)
      780    Sunoco, Inc.                                                                                              53
    4,965    Valero Energy Corp.                                                                                      305
                                                                                                                 --------
                                                                                                                      358
                                                                                                                 --------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    5,875    El Paso Corp.                                                                                             91
    4,370    Williams Companies, Inc.                                                                                  99
                                                                                                                 --------
                                                                                                                      190
                                                                                                                 --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.7%)
   37,490    Bank of America Corp.                                                                                  1,815
   41,470    Citigroup, Inc.                                                                                        2,044
   30,600    J.P. Morgan Chase & Co.                                                                                1,305
                                                                                                                 --------
                                                                                                                    5,164
                                                                                                                 --------
             PACKAGED FOODS & MEAT (0.5%)
    1,700    Campbell Soup Co.                                                                                         60
    4,615    ConAgra Foods, Inc.                                                                                      104
    3,060    General Mills, Inc.                                                                                      159
    2,925    H.J. Heinz Co.                                                                                           124
    1,790    Hershey Co.                                                                                              102
    1,580    Kellogg Co.                                                                                               74
    1,200    McCormick & Co., Inc.                                                                                     41
    4,140    Sara Lee Corp.                                                                                            70
    2,520    Tyson Foods, Inc. "A"                                                                                     40
    2,000    Wm. Wrigley Jr. Co.                                                                                       92
                                                                                                                 --------
                                                                                                                      866
                                                                                                                 --------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
             PAPER PACKAGING (0.0%)(g)
      500    Sealed Air Corp.                                                                                    $     26
      700    Temple-Inland, Inc.                                                                                       30
                                                                                                                 --------
                                                                                                                       56
                                                                                                                 --------
             PAPER PRODUCTS (0.1%)
    3,660    International Paper Co.                                                                                  124
      295    MeadWestVaco Corp.                                                                                         8
                                                                                                                 --------
                                                                                                                      132
                                                                                                                 --------
             PERSONAL PRODUCTS (0.1%)
      880    Alberto-Culver Co. "B"                                                                                    41
    4,605    Avon Products, Inc.                                                                                      146
    1,210    Estee Lauder Companies, Inc. "A"                                                                          49
                                                                                                                 --------
                                                                                                                      236
                                                                                                                 --------
             PHARMACEUTICALS (3.0%)
   14,090    Abbott Laboratories                                                                                      602
      920    Allergan, Inc.                                                                                            87
      700    Barr Pharmaceuticals, Inc.*                                                                               37
   18,690    Bristol-Myers Squibb Co.                                                                                 459
   10,080    Eli Lilly & Co.                                                                                          521
    2,600    Forest Laboratories, Inc.*                                                                                97
   17,305    Johnson & Johnson, Inc.                                                                                1,042
    2,150    King Pharmaceuticals, Inc.*                                                                               38
   19,375    Merck & Co., Inc.                                                                                        645
   63,150    Pfizer, Inc.                                                                                           1,494
   13,230    Schering-Plough Corp.                                                                                    252
    1,010    Watson Pharmaceuticals, Inc.*                                                                             26
   11,760    Wyeth                                                                                                    538
                                                                                                                 --------
                                                                                                                    5,838
                                                                                                                 --------
             PHOTOGRAPHIC PRODUCTS (0.0%)(G)
    2,870    Eastman Kodak Co.                                                                                         69
                                                                                                                 --------
             PROPERTY & CASUALTY INSURANCE (0.8%)
    2,365    ACE Ltd.                                                                                                 123
    6,440    Allstate Corp.                                                                                           354
    1,050    Ambac Financial Group, Inc.                                                                               84
    3,580    Chubb Corp.                                                                                              181
    1,740    Cincinnati Financial Corp.                                                                                80
    1,230    MBIA, Inc.                                                                                                70
    7,560    Progressive Corp.                                                                                        207

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
      800    Safeco Corp.                                                                                        $     44
    6,950    St. Paul Travelers Companies, Inc.                                                                       306
      860    XL Capital Ltd. "A"                                                                                       54
                                                                                                                 --------
                                                                                                                    1,503
                                                                                                                 --------
             PUBLISHING (0.2%)
      585    Dow Jones & Co., Inc.                                                                                     20
      880    Knight-Ridder, Inc.                                                                                       54
    3,250    McGraw-Hill Companies, Inc.                                                                              168
    1,450    New York Times Co. "A"                                                                                    35
    2,610    Tribune Co.                                                                                               78
                                                                                                                 --------
                                                                                                                      355
                                                                                                                 --------
             RAILROADS (0.4%)
    2,300    Burlington Northern Santa Fe Corp.                                                                       178
    1,925    CSX Corp.                                                                                                129
    3,225    Norfolk Southern Corp.                                                                                   170
    2,325    Union Pacific Corp.                                                                                      216
                                                                                                                 --------
                                                                                                                      693
                                                                                                                 --------
             REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)(g)
      700    CB Richard Ellis Group, Inc. "A"*                                                                         54
                                                                                                                 --------
             REGIONAL BANKS (0.9%)
    3,100    AmSouth Bancorp                                                                                           83
    4,580    BB&T Corp.                                                                                               190
    1,100    Compass Bancshares, Inc.                                                                                  61
    5,550    Fifth Third Bancorp                                                                                      211
    1,400    First Horizon National Corp.                                                                              56
    3,725    KeyCorp                                                                                                  133
      700    M&T Bank Corp.                                                                                            81
    5,325    National City Corp.                                                                                      196
    4,750    North Fork Bancorp., Inc.                                                                                140
    2,600    PNC Financial Services Group, Inc.                                                                       179
    3,000    Regions Financial Corp.                                                                                  102
    2,700    SunTrust Banks, Inc.                                                                                     205
    3,125    Synovus Financial Corp.                                                                                   82
      925    Zions Bancorp                                                                                             75
                                                                                                                 --------
                                                                                                                    1,794
                                                                                                                 --------
             RESIDENTIAL REITs (0.1%)
    1,100    Apartment Investment and Management Co. "A"                                                               47
    1,875    Archstone-Smith Trust                                                                                     91

34

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
    2,475    Equity Residential Properties Trust                                                                 $    109
                                                                                                                 --------
                                                                                                                      247
                                                                                                                 --------
             RESTAURANTS (0.5%)
      625    Darden Restaurants, Inc.                                                                                  22
   10,040    McDonald's Corp.                                                                                         333
   10,100    Starbucks Corp.*                                                                                         360
      300    Wendy's International, Inc.                                                                               18
    2,550    Yum! Brands, Inc.                                                                                        129
                                                                                                                 --------
                                                                                                                      862
                                                                                                                 --------
             RETAIL REITs (0.1%)
    1,650    Simon Property Group, Inc.                                                                               131
                                                                                                                 --------
             SEMICONDUCTOR EQUIPMENT (0.3%)
   15,575    Applied Materials, Inc.                                                                                  263
    3,600    Freescale Semiconductor, Inc. "B"*                                                                       112
    1,990    KLA-Tencor Corp.                                                                                          82
    1,550    Novellus Systems, Inc.*                                                                                   36
    1,980    Teradyne, Inc.*                                                                                           31
                                                                                                                 --------
                                                                                                                      524
                                                                                                                 --------
             SEMICONDUCTORS (1.1%)
    3,600    Advanced Micro Devices, Inc.*                                                                            111
    4,005    Altera Corp.*                                                                                             78
      370    Analog Devices, Inc.                                                                                      13
    2,650    Applied Micro Circuits Corp.*                                                                              8
    3,862    Broadcom Corp. "A"*                                                                                      131
   50,845    Intel Corp.                                                                                              916
    2,600    Linear Technology Corp.                                                                                   88
    2,200    LSI Logic Corp.*                                                                                          21
    5,400    Micron Technology, Inc.*                                                                                  89
    3,050    National Semiconductor Corp.                                                                              78
    2,500    NVIDIA Corp.*                                                                                             58
    1,700    PMC-Sierra, Inc.*                                                                                         16
   12,780    Texas Instruments, Inc.                                                                                  399
    3,440    Xilinx, Inc.                                                                                              90
                                                                                                                 --------
                                                                                                                    2,096
                                                                                                                 --------
             SOFT DRINKS (0.9%)
   18,360    Coca-Cola Co.                                                                                            808
    1,685    Coca-Cola Enterprises, Inc.                                                                               33

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
      620    Pepsi Bottling Group, Inc.                                                                          $     20
   14,400    PepsiCo, Inc.                                                                                            871
                                                                                                                 --------
                                                                                                                    1,732
                                                                                                                 --------
             SPECIALIZED CONSUMER SERVICES (0.0%)(g)
    3,270    H&R Block, Inc.                                                                                           74
                                                                                                                 --------
             SPECIALIZED FINANCE (0.1%)
      200    Chicago Mercantile Exchange Holdings, Inc.                                                                88
    1,200    CIT Group, Inc.                                                                                           62
    1,600    Moody's Corp.                                                                                             84
                                                                                                                 --------
                                                                                                                      234
                                                                                                                 --------
             SPECIALIZED REITs (0.1%)
      857    Host Marriott Corp.                                                                                       17
    1,840    Plum Creek Timber Co., Inc.                                                                               66
      725    Public Storage, Inc.                                                                                      52
                                                                                                                 --------
                                                                                                                      135
                                                                                                                 --------
             SPECIALTY CHEMICALS (0.1%)
    1,650    Ecolab, Inc.                                                                                              64
      990    International Flavors & Fragrances, Inc.                                                                  35
    1,275    Rohm & Haas Co.                                                                                           64
      600    Sigma-Aldrich Corp.                                                                                       42
      206    Tronox, Inc. "B"                                                                                           3
                                                                                                                 --------
                                                                                                                      208
                                                                                                                 --------
             SPECIALTY STORES (0.1%)
    1,900    Office Depot, Inc.*                                                                                       79
      710    OfficeMax, Inc.                                                                                           29
    7,060    Staples, Inc.                                                                                            166
                                                                                                                 --------
                                                                                                                      274
                                                                                                                 --------
             STEEL (0.1%)
      750    Allegheny Technologies, Inc.                                                                              48
    1,125    Nucor Corp.                                                                                              118
      600    United States Steel Corp.                                                                                 40
                                                                                                                 --------
                                                                                                                      206
                                                                                                                 --------
             SYSTEMS SOFTWARE (1.1%)
    2,125    BMC Software, Inc.*                                                                                       43
    4,560    CA, Inc.                                                                                                  99
   55,290    Microsoft Corp.                                                                                        1,252

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                                                                                                                   MARKET
   NUMBER                                                                                                           VALUE
OF SHARES    SECURITY                                                                                               (000)
-------------------------------------------------------------------------------------------------------------------------
    3,810    Novell, Inc.*                                                                                       $     29
   37,627    Oracle Corp.*                                                                                            535
   10,415    Symantec Corp.*                                                                                          163
                                                                                                                 --------
                                                                                                                    2,121
                                                                                                                 --------
             THRIFTS & MORTGAGE FINANCE (0.8%)
    4,800    Countrywide Financial Corp.                                                                              184
    9,030    Fannie Mae                                                                                               449
    2,000    Freddie Mac                                                                                              120
    2,200    Golden West Financial Corp.                                                                              161
      990    MGIC Investment Corp.                                                                                     65
    3,190    Sovereign Bancorp, Inc.                                                                                   71
    8,600    Washington Mutual, Inc.                                                                                  395
                                                                                                                 --------
                                                                                                                    1,445
                                                                                                                 --------
             TIRES & RUBBER (0.0%)(g)
      650    Goodyear Tire & Rubber Co.*                                                                                8
                                                                                                                 --------
             TOBACCO (0.7%)
   16,500    Altria Group, Inc.                                                                                     1,194
      700    Reynolds American, Inc.                                                                                   77
    1,990    UST, Inc.                                                                                                 87
                                                                                                                 --------
                                                                                                                    1,358
                                                                                                                 --------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)(g)
      675    W.W. Grainger, Inc.                                                                                       49
                                                                                                                 --------
             TRUCKING (0.0%)(g)
      575    Ryder System, Inc.                                                                                        31
                                                                                                                 --------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    2,820    Alltel Corp.                                                                                             174
   24,840    Sprint Nextel Corp.                                                                                      527
                                                                                                                 --------
                                                                                                                      701
                                                                                                                 --------
             Total blue chip stocks (cost: $87,464)                                                                92,063
                                                                                                                 --------

             TOTAL INVESTMENTS (COST: $181,174)                                                                  $190,948
                                                                                                                 ========

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           to Portfolio of INVESTMENTS

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

GENERAL NOTES
--------------------------------------------------------------------------------

                 Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

                 PORTFOLIO DESCRIPTION ABBREVIATIONS

                 GO        General Obligation
                 IDA       Industrial Development Authority/Agency
                 ISD       Independent School District
                 MLO       Municipal Lease Obligation
                 PCRB      Pollution Control Revenue Bond
                 PRE       Prerefunded to a date prior to maturity
                 RB        Revenue Bond
                 REIT      Real Estate Investment Trust
                 SFH       Single-Family Housing
                 USD       Unified School District

                 CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. A high-quality bank, insurance company or other corporation, or a collateral trust may provide the enhancement.

                 (LOC) Principal and interest payments are guaranteed by a bank letter of credit.
                 (NBGA) Principal and interest payments are guaranteed by a non-bank guarantee agreement from Texas Permanent School Fund.

38

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                 (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Holdings Ltd., MBIA Insurance Corp., or XL Capital Assurance. The insurance does not guarantee the market value of the security.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Zero-coupon security. Rate represents the effective yield at date of purchase.

                 (b) Restricted security that is not registered under the
                     Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such, has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

                 (c) Variable-rate demand notes (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

                 (d) Rate represents the money market fund annualized seven-day yield at May 31, 2006.

                 (e) At May 31, 2006, the aggregate market value of securities purchased on a when-issued basis was $565,000.

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==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                 (f) At May 31, 2006, portions of these securities were
                     segregated to cover when-issued purchases.

                 (g) Represents less than 0.1% of net assets.

                 (h) Northern Trust Corp. is the parent to Northern Trust
                     Investments, N.A. (NTI), which is the subadviser of the Fund.

                 * Non-income-producing security for the year ended May 31, 2006.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

ASSETS
  Investments in securities, at market value (identified cost of $181,174)      $190,948
  Cash                                                                                76
  Receivables:
     Capital shares sold                                                              28
     Dividends and interest                                                        1,428
                                                                                --------
        Total assets                                                             192,480
                                                                                --------
LIABILITIES
  Payables:
     Securities purchased                                                            560
     Capital shares redeemed                                                          39
  Accrued management fees                                                             74
  Other accrued expenses and payables                                                 52
                                                                                --------
        Total liabilities                                                            725
                                                                                --------
          Net assets applicable to capital shares outstanding                   $191,755
                                                                                ========

NET ASSETS CONSIST OF:
  Paid-in capital                                                               $167,910
  Accumulated undistributed net investment income                                    973
  Accumulated net realized gain on investments                                    13,098
  Net unrealized appreciation of investments                                       9,774
                                                                                --------
          Net assets applicable to capital shares outstanding                   $191,755
                                                                                ========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                      13,316
                                                                                ========
  Net asset value, redemption price, and offering price per share               $  14.40
                                                                                ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA GROWTH AND TAX STRATEGY FUND
YEAR ENDED MAY 31, 2006

INVESTMENT INCOME
  Dividends                                                        $ 1,043
  Interest                                                           5,248
                                                                   -------
     Total income                                                    6,291
                                                                   -------
EXPENSES
  Management fees                                                      879
  Administration and servicing fees                                    289
  Transfer agent's fees                                                186
  Custody and accounting fees                                          108
  Postage                                                               28
  Shareholder reporting fees                                            24
  Trustees' fees                                                         9
  Registration fees                                                     31
  Professional fees                                                     40
  Other                                                                 13
                                                                   -------
     Total expenses                                                  1,607
  Expenses paid indirectly                                             (19)
                                                                   -------
     Net expenses                                                    1,588
                                                                   -------
NET INVESTMENT INCOME                                                4,703
                                                                   -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain:
     Unaffiliated transactions                                      17,966
     Affiliated transactions                                            71
  Change in net unrealized appreciation/depreciation                (9,039)
                                                                   -------
        Net realized and unrealized gain                             8,998
                                                                   -------
  Increase in net assets resulting from operations                 $13,701
                                                                   =======

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

42

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA GROWTH AND TAX STRATEGY FUND
YEARS ENDED MAY 31,

                                                                  2006               2005
                                                              ---------------------------
FROM OPERATIONS
  Net investment income                                       $  4,703           $  4,427
  Net realized gain on investments                              18,037             17,876
  Change in net unrealized appreciation/depreciation
     of investments                                             (9,039)            (3,838)
                                                              ---------------------------
     Increase in net assets resulting from operations           13,701             18,465
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (4,455)            (4,465)
  Net realized gains                                           (12,308)           (13,663)
                                                              ---------------------------
     Distributions to shareholders                             (16,763)           (18,128)
                                                              ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     12,589              6,987
  Shares issued for dividends reinvested                        15,342             16,551
  Cost of shares redeemed                                      (21,583)           (22,165)
                                                              ---------------------------
     Increase in net assets from capital
        share transactions                                       6,348              1,373
                                                              ---------------------------
 Net increase in net assets                                      3,286              1,710

NET ASSETS
  Beginning of period                                          188,469            186,759
                                                              ---------------------------
  End of period                                               $191,755           $188,469
                                                              ===========================
Accumulated undistributed net investment income:
  End of period                                               $    973           $    725
                                                              ===========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                      858                478
  Shares issued for dividends reinvested                         1,055              1,129
  Shares redeemed                                               (1,462)            (1,522)
                                                              ---------------------------
     Increase in shares outstanding                                451                 85
                                                              ===========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Massachusetts business trust consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign

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USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                 securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day.

              4. Debt securities purchased with original maturities of 60 days or less are valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Other debt securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked

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USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

                 prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

              7. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to

46

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

              regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements. The Fund did not invest in any repurchase agreements as of May 31, 2006.

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

48

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

           F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2006, net outstanding when-issued commitments, including interest purchased where applicable, for the Fund were $560,000.

           G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended May 31, 2006, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $14,000 and $5,000, respectively, resulting in a total reduction in Fund expenses of $19,000.

           H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

              involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. Prior to January 6, 2006, the facility fees assessed by CAPCO were limited to an amount not to exceed 0.09% annually of the $300 million loan agreement.

         For the year ended May 31, 2006, the Fund paid CAPCO facility fees of less than $500, which represents 0.6% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2006.

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital and decrease accumulated net realized gain on investments by $823,000. This includes the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction for federal income tax purposes. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2006, and 2005, was as follows:

                                               2006                      2005
                                            ------------------------------------
Ordinary income*                            $4,348,000               $   645,000
Tax-exempt income                            3,733,000                 3,849,000
Long-term realized capital gains             8,682,000                13,634,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2006, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                       $  812,000
Undistributed ordinary income                                          4,457,000
Undistributed long-term capital gains                                  8,827,000
Unrealized appreciation of investments                                 9,749,000

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2006, were $210,438,000 and $217,044,000, respectively.

         As of May 31, 2006, the cost of securities, including short-term securities, for federal income tax purposes, was $181,199,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2006, for federal income tax purposes, were $11,497,000 and $1,748,000, respectively, resulting in net unrealized appreciation of $9,749,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash

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USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         received as collateral, net of any expenses associated with the lending transactions. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of MetWest, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. The Fund had no securities-lending transactions during the year ended May 31, 2006.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                      AS A % OF THE FUND'S AVERAGE NET ASSETS
----------------------------------------------------------------------------------
+/- 0.20% to 0.50%                        +/- 0.04%
+/- 0.51% to 1.00%                        +/- 0.05%
+/- 1.01% and greater                     +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period

54

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

              whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2006, the Fund incurred total management fees, paid or payable to the Manager, of $879,000, which is net of a performance adjustment of $(86,000) that decreased the base management fee of 0.50% by 0.04%.

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Northern Trust Investments, N.A. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average daily net assets that NTI manages. Prior to December 1, 2005, Loomis, Sayles & Company, L.P. (Loomis Sayles) was the subadviser of the Fund and was paid a subadvisory fee by the Manager (not the Fund) in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles managed. For the year ended May 31, 2006, the Manager incurred subadvisory fees, paid or payable to NTI and Loomis Sayles of $71,000 and $91,000, respectively.

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2006, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $289,000.

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           to FINANCIAL Statements
           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the year ended May 31, 2006, the Fund reimbursed the Manager $12,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2006, the Fund incurred transfer agent's fees, paid or payable to SAS, of $186,000.

           E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

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           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
--------------------------------------------------------------------------------

         During the year ended May 31, 2006, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred:

                                                                                      NET REALIZED
                                                                        COST TO        GAIN (LOSS)
            SELLER                             PURCHASER               PURCHASER        TO SELLER
--------------------------------------------------------------------------------------------------
USAA Growth and Tax Strategy Fund      USAA California Bond Fund      $1,039,000         $31,000
USAA Growth and Tax Strategy Fund      USAA Intermediate-Term Fund     1,078,000          42,000
USAA Growth and Tax Strategy Fund      USAA New York Bond Fund         2,998,000          (2,000)

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           to FINANCIAL Statements
           (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED MAY 31,
                                             -------------------------------------------------------------------------
                                                 2006              2005            2004           2003            2002
                                             -------------------------------------------------------------------------
Net asset value at
    beginning of period                      $  14.65         $   14.61       $   13.99       $  14.23        $  15.87
                                             -------------------------------------------------------------------------
Income (loss) from investment
    operations:
    Net investment income                         .36              .34             .35             .35              .41
    Net realized and unrealized
       gain (loss)                                .71             1.15             .62            (.17)          (1.60)
                                             -------------------------------------------------------------------------
Total from investment operations                 1.07             1.49             .97             .18           (1.19)
                                             -------------------------------------------------------------------------
Less distributions:
    From net investment income                   (.34)            (.35)           (.34)           (.37)           (.45)
    From realized capital gains                  (.98)           (1.10)           (.01)           (.05)              -
                                             -------------------------------------------------------------------------
    Total distributions                         (1.32)           (1.45)           (.35)           (.42)           (.45)
                                             -------------------------------------------------------------------------
Net asset value at end of period             $  14.40         $  14.65        $  14.61        $  13.99        $  14.23
                                             =========================================================================
Total return (%)*                                7.38            10.40            6.96            1.46           (7.59)
Net assets at end of period (000)            $191,755         $188,469        $186,759        $186,929        $205,108
Ratio of expenses to average
    net assets (%)**(a)                           .83              .81             .80             .91             .83
Ratio of net investment income
    to average net assets (%)**                  2.44             2.37            2.41            2.67            2.75
Portfolio turnover (%)                         111.04           119.99           43.22           52.38           31.81

 *  Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
**  For the year ended May 31, 2006, average net assets were $193,054,000.
(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                 (.01%)           (.03%)          (.01%)          (.00%)(+)       (.02%)
    + Represents less than 0.01% of average net assets.

58

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2005, through May 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                      BEGINNING              ENDING            DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE       DECEMBER 1, 2005 -
                                  DECEMBER 1, 2005        MAY 31, 2006          MAY 31, 2006
                                  -------------------------------------------------------------
Actual                                $1,000.00            $1,017.40               $4.22
Hypothetical
  (5% return before expenses)          1,000.00             1,020.74                4.23

         *Expenses are equal to the Fund's annualized expense ratio of .84%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.74% for the six-month period of December 1, 2005, through May 31, 2006.

60

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

SEPTEMBER BOARD MEETING
--------------------------------------------------------------------------------

         As disclosed in the Information Statement to shareholders dated December 1, 2005, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") at a meeting held on September 14, 2005, approved the adoption of an Investment Subadvisory Agreement with Northern Trust Investments, N.A.
         (NTI). In advance of the meeting, the Board received and considered a variety of information relating to the Investment Subadvisory Agreement and NTI, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) materials about NTI's experience and success in managing similar accounts; (ii) the qualifications of the individuals at NTI responsible for these investment activities; (iii) NTI's investment performance in similar accounts as correlated against the S&P 500 Index; and (iv) the fees to be paid to NTI. Prior to voting, the Independent Trustees reviewed the proposed Investment Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Investment Subadvisory Agreement. The Independent Trustees also reviewed the proposed Investment Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

         In approving the Fund's Investment Subadvisory Agreement with NTI, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by NTI, including the personnel that will be providing services; (ii) NTI's compensation and any other benefits that will be derived from the subadvisory relationship by NTI; (iii) comparisons of performance to comparable investment companies, to the extent provided; and (iv) the terms of the Investment Subadvisory Agreement. The Board's analysis of these factors is set forth below.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Subadvisory Agreement with NTI. In approving the Investment Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Board member attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided to them regarding the services to be provided by NTI. The Board considered NTI's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who will be responsible for managing the investment of portfolio securities with respect to the Fund and NTI's level of staffing. The Board noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable. The Board also noted NTI's brokerage practices. The Board also considered NTI's regulatory and compliance history. The Board noted that the Manager's monitoring processes of NTI will include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to NTI. The Board also took into account their knowledge of NTI's experience and performance in advising the USAA S&P 500 Index Fund.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of NTI. In considering the cost of services to be provided by NTI and the profitability to NTI of its relationship with the Fund, the Board noted that the fees under the Investment Subadvisory Agreement will be paid by the Manager. The Board also noted that the advisory fees paid by the Fund would not change as a result of the new subadvisory agreement. The Board also relied on the ability of the Manager to negotiate the Investment Subadvisory

62

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by NTI and the potential economies of scale in NTI's management of the Fund, to the extent available. However, this information was less significant to the Board's consideration of the Investment Subadvisory Agreement than the other factors considered.

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager will pay a subadvisory fee to NTI. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of NTI. The Board also noted NTI's long-term performance record for similar accounts and that NTI had previously met its objective of providing similar pre-tax returns relative to the S&P 500 Index. Among other performance data provided, the Board noted that the performance of NTI's Tax Advantaged S&P 500 Composite was similar to or outperformed the S&P 500 Index for the one-, three-, and five-year periods ended March 31, 2005, and since inception on May 1, 1995, through March 31, 2005.

         CONCLUSION. The Board reached the following conclusions regarding the Investment Subadvisory Agreement, among others: (i) NTI is qualified to manage a portion of the Fund's assets in accordance with its investment objective and policies; (ii) NTI maintains an appropriate compliance program; (iii) NTI's performance in managing accounts similar to the Fund is reasonable in relation to relevant indices; and
         (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and NTI. Based on its conclusions, the Board determined that approval of the Investment Subadvisory Agreement with NTI would be in the interests of the Fund and its shareholders.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

APRIL BOARD MEETING
--------------------------------------------------------------------------------

         At a meeting of the Board of Trustees held on April 19, 2006, the Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which

64

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         the renewal of the Investment Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

         NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement.
         The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

         The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

         EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales

66

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was below the median of both its expense group and its expense universe. The data indicated that the Fund's total expenses were lower than the median of both its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

         In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance exceeded the average of its performance universe for the one- and three-year periods ended December 31, 2005, exceeded its Lipper index for the one-year period ended December 31, 2005, was below its Lipper index for the three-year period ended December 31, 2005, and was below the average of both its

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         performance universe and its Lipper index for the five-year period ended December 31, 2005. The Board also noted that the Fund's percentile performance ranking was in the top 30% and top 50% of its performance universe for the one- and three-year periods, respectively, ended December 31, 2005.

         COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

         ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase

68

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

         CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
         (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT
--------------------------------------------------------------------------------

         In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

         After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

         SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

70

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA GROWTH AND TAX STRATEGY FUND
MAY 31, 2006

         SUBADVISORY FEES AND FUND PERFORMANCE. The Board noted that the subadvisory fees that the Subadviser charges the Fund are unique and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser.

         As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2005, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the recent performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts.

         CONCLUSIONS. The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of the Subadvisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

 D I R E C T O R S '  A N D  O F F I C E R S '
=====================-----------------------------------------------------------
                      INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

              The Board of Directors of the Company consists of five Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates.
              The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

              Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of May 31, 2006. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

              If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

              *FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS
               AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

72

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

              CHRISTOPHER W. CLAUS (2,4)
              Director
              Born: December 1960
              Year of Election or Appointment: 2001

              President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services (SAS). He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

              BARBARA B. DREEBEN (3,4,5,6)
              Director
              Born: June 1945
              Year of Election or Appointment: 1994

              President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              ROBERT L. MASON, PH.D. (3,4,5,6)
              Director
              Born: July 1946
              Year of Election or Appointment: 1997

              Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              MICHAEL F. REIMHERR (3,4,5,6)
              Director
              Born: August 1945
              Year of Election or Appointment: 2000

              President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

74

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              RICHARD A. ZUCKER (2,3,4,5,6)
              Director and Chairman of the Board of Directors
              Born: July 1943
              Year of Election or Appointment: 1992(+)

              Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

              (2) MEMBER OF EXECUTIVE COMMITTEE

              (3) MEMBER OF AUDIT COMMITTEE

              (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

              (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

              (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE
                  USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

              (+) MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

              CLIFFORD A. GLADSON
              Vice President
              Born: November 1950
              Year of Appointment: 2002

              Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              STUART WESTER
              Vice President
              Born: June 1947
              Year of Appointment: 2002

              Vice President, Equity Investments, IMCO (1/99-present). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

              MARK S. HOWARD
              Secretary
              Born: October 1963
              Year of Appointment: 2002

              Senior Vice President, Life/IMCO/USAA Financial Planning Services
              (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and SAS; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

              (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT
                  MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

76

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              DEBRA K. DUNN
              Treasurer
              Born: August 1969
              Year of Appointment: 2005

              Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02); Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the Officer positions of Assistant Vice President and Treasurer for IMCO, SAS, FPS, and FAI; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

              EILEEN M. SMILEY
              Assistant Secretary
              Born: November 1959
              Year of Appointment: 2003

              Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, SAS, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

              ROBERTO GALINDO, JR.
              Assistant Treasurer
              Born: November 1960
              Year of Appointment: 2000

              Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

              JEFFREY D. HILL
              Chief Compliance Officer
              Born: December 1967
              Year of Appointment: 2004

              Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

78

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

                    TRUSTEES    Christopher W. Claus
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Richard A. Zucker

              ADMINISTRATOR,    USAA Investment Management Company
         INVESTMENT ADVISER,    P.O. Box 659453
                UNDERWRITER,    San Antonio, Texas 78265-9825
             AND DISTRIBUTOR

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               CUSTODIAN AND    State Street Bank and Trust Company
            ACCOUNTING AGENT    P.O. Box 1713
                                Boston, Massachusetts 02105

                 INDEPENDENT    Ernst & Young LLP
           REGISTERED PUBLIC    100 West Houston St., Suite 1800
             ACCOUNTING FIRM    San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.

              FOR ADDITIONAL    (800) 531-8181
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions (800) 531-8448

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    (800) 531-8066

                 MUTUAL FUND    (from touch-tone phones only)
              USAA TOUCHLINE    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                (800) 531-8777

             INTERNET ACCESS    USAA.COM

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

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

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               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

23403-0706                                  (C)2006, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Trustees of USAA Investment Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. On September 14, 2005, the Board of Trustees of USAA Investment Trust approved a revised Sarbanes Code applicable to the Funds' senior financial officers. There were no substantive changes to the ethical duties or responsibilities of the Funds' senior financial officers. The changes to the Sarbanes Code were necessary because of the change of the Funds' Chairman of the Board to an independent director. The revised Sarbanes Code clarifies that the same USAA personnel will continue to receive reports of all violations of the Sarbanes Code and be required to approve outside employment and certain financial interests in transactions. Under the revised Sarbanes Code, the Funds' Board of Directors will continue to receive the same notifications, reports and have the same power that it had before under the original Sarbanes Code. A copy of the revised Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code or the revised Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Investment Trust. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues and an expert witness in cases involving financial reporting matters. Dr. Starks is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Investment Trust. Dr. Starks resigned from the Board of Trustees effective May 22, 2006.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Investment Trust, consists of 10 funds in all. Only 9 funds of the Registrant (excluding the Total Return Strategy Fund) have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Funds' annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2006 and 2005 were $221,400 and $150,400, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2006 and 2005 were $50,000 and $15,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for tax services are detailed in the table below:

----------------------------------------------------------------------------------------------
               Review of Federal,
               State and City        Passive     Quarterly
               Income and tax        Foreign     Diversification
               returns and excise   Investment   Review under      Excise Tax
               tax calculations      Company     Subchapter M      Assistance          TOTAL
----------------------------------------------------------------------------------------------
FYE 5-31-2006     $44,390            $11,125       $11,633           $ 8,494          $ 75,642
FYE 5-31-2005     $41,100            $14,050       $10,993           $     0          $ 66,143
----------------------------------------------------------------------------------------------
TOTAL             $85,490            $25,175       $22,626           $ 8,494          $141,785
----------------------------------------------------------------------------------------------

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2006 or 2005.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2006 and 2005 were $187,642 and $109,143, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2006 and 2005 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Investment Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                             USAA MUTUAL FUNDS TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS
         -----------------------------

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA Mutual Funds Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
             - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
             - full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
             - compliance with applicable laws and governmental rules and regulations;
             - prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the relevant Funds' Board of Directors/ Trustees; and
             -  accountability for adherence to the Code.

          Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST
         ---------------------

         A.       DEFINITION OF A CONFLICT OF INTEREST.
                  ------------------------------------

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
                o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chair/ CEO of USAA and reported to each affected Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS
         --------------------------------------

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/ Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY
         ----------------------------

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
                Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Board of Directors/Trustees.

         B.     REQUIRED REPORTS
                ----------------

                -      EACH COVERED OFFICER MUST:
                       -------------------------

                       - Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
                       - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -      THE CHIEF LEGAL OFFICER MUST:
                       ----------------------------

                       - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                       - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES
                  ------------------------

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the relevant Funds' Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the relevant Funds' Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  o        The  Boards  of  Directors/Trustees  understand  that
                           Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered
                           Officer.

V.       OTHER POLICIES AND PROCEDURES
         -----------------------------

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS
         ----------

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Boards of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION
         --------------------------------------

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.


Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.
Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA Mutual Funds Trust: September 14, 2005.
Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust:  December 8, 2005.



                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

TITLE             COMPANY
-----             -------

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA Mutual Funds Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA INVESTMENT TRUST (EXCEPT TOTAL RETURN STRATEGY FUND)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    JULY 31, 2006
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    JULY 31, 2006
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    JULY 31, 2006
         ------------------------------


*Print the name and title of each signing officer under his or her signature.